                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 2, 2004

                           ALLIS-CHALMERS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

               DELAWARE                                   1-2199
    (STATE OR OTHER JURISDICTION                 (COMMISSION FILE NUMBER)
          OF INCORPORATION)

                                   39-0126090
                                (I.R.S. EMPLOYER
                               IDENTIFICATION NO.)

      7660 WOODWAY, SUITE 200
           HOUSTON, TEXAS                                77063
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 369-0550

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired: None

         (b)      Pro Forma Financial Information: None

         (c)      Exhibits.

                  99.1     Press Release dated June 2, 2004


ITEM 12. FINANCIAL CONDITION AND RESULTS OF OPERATION.

         On June 2, 2004, the Registrant issued a press release relating to its earnings in the first quarter of 2004 and a reverse stock split to be effected the week of June 7, 2004, a copy of which is attached as an exhibit hereto.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ALLIS-CHALMERS CORPORATION

                                                By: /s/ Munawar H. Hidayatallah
                                                    ---------------------------
                                                    Munawar H. Hidayatallah
                                                    Chief Executive
                                                    Officer and Chairman

Date: June 2, 2004



        Exhibit            Description
        -------            -----------

         99.1     Press Release Dated June 2, 2004